EXHIBIT 23.0



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (File No. 333-33103) on Form S-8 of Park Bancorp, Inc. of our report dated January 24, 2004 appearing in this Annual Report on Form 10-K of Park Bancorp, Inc. for the year ended December 31, 2003.



                                               /s/ Crowe Chizek and Company LLC
                                               ---------------------------------
                                               Crowe Chizek and Company LLC



Oak Brook, Illinois
March 26, 2004